Exhibit 10.29

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Third Amendment to the Loan and Security Agreement (this "Amendment"), dated as of July 2, 2020, is entered into among BCSF COMPLETE FINANCING SOLUTION LLC (the "Company"), as borrower; the Financing Providers party hereto; WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent (in such capacity, the "Collateral Agent"); WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral administrator (in such capacity, the "Collateral Administrator"); WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as securities intermediary (in such capacity, the "Securities Intermediary"); WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as bank (in such capacity, the "Bank"); and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as administrative agent for the Financing Providers (in such capacity, the "Administrative Agent"). Reference is hereby made to the Loan and Security Agreement (as amended by the First Amendment, dated as of January 29, 2020 and as further amended or modified from time to time, the "Loan and Security Agreement"), dated as of April 30, 2019, among parties hereto. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Loan and Security Agreement.

WHEREAS, the parties hereto are parties to the Loan and Security Agreement;

WHEREAS, the parties hereto desire to amend the terms of the Loan and Security Agreement in accordance with Section 10.05 thereof as provided for herein; and

ACCORDINGLY, the Loan and Security Agreement is hereby amended as follows:

SECTION 1.      AMENDMENTS TO THE LOAN AND SECURITY AGREEMENT

(a)            The definition of the term "Non-Call Period End Date" in the Loan Agreement is hereby deleted in its entirety and replaced with the following:

"Non-Call Period End Date" means the earlier of (i) the date on which a Non-Call Termination Event occurs and (ii) January 2, 2022.

(b)            The definition of the term "Compliance Condition" in Schedule 9 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

"Compliance Condition" means, on any date of determination, a condition that is satisfied if the LTV Ratio is less than or equal to 58.5%.

(c)            The definition of the term "Maintenance LTV Ratio" in Schedule 9 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

"Maintenance LTV Ratio" means 63.5%.

(d)            Section 2.03(e) of the Loan Agreement is hereby amended by inserting "or a prepayment in respect of a Revolving Loan" immediately after the "by the Company and not from the proceeds of an Advance" contained therein.

(e)            Section 4.02(a) of the Loan Agreement is hereby amended by inserting the following text immediately prior to the period at the end of such section:

"; provided, further that Principal Proceeds received in respect of Revolving Loans may be deposited into the Unfunded Exposure Account at the direction of the Company (or, upon the occurrence and during the continuance of an Event of Default or following the occurrence of a Market Value Cure Failure, the Administrative Agent) to the extent necessary to cure or reduce the amount of any Unfunded Exposure Shortfall existing at such time (or, in the case of any Unfunded Exposure Amount in respect of a Portfolio Investment denominated in a Permitted Non-USD Currency, into the applicable Permitted Non-USD Currency Account)."

(f)            Section 6.02(p) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

"(p)         except as expressly set forth herein, shall not make any Restricted Payments without the prior written consent of the Administrative Agent; provided that (i) the Company may make Permitted Distributions, (ii) the Company may make Restricted Payments from the Excluded Permitted Distribution Account, and (iii) provided that, immediately prior thereto and after giving effect thereto (x) the Compliance Condition is satisfied, (y) no Default or Event of Default shall have occurred and be continuing and (z) no Market Value Cure Failure shall have occurred, the Company may assign one or more Revolving Loans to the Parent as a non-cash dividend, in any case of clauses (i), (ii) or (iii), without such consent."

(g)           Section 8.01(a) of the Loan Agreement is hereby amended by inserting "(or with Principal Proceeds as described in the second proviso to Section 4.02(a))" immediately after the "The company may (x) make deposits into any Account other than deposits from Principal Proceeds" contained therein.

SECTION 2.      CONDITIONS PRECEDENT. It shall be a condition precedent to the effectiveness of the amendments set forth in Section 1 of this Amendment that each of the following conditions is satisfied:

(a)            The Administrative Agent shall have received (i) executed counterparts of this Amendment from each party hereto.

(b)            The Administrative Agent shall have received a certificate of an officer of the Company in form and substance reasonably satisfactory to the Administrative Agent to the effect that, as of the date of this Amendment: (i) all of the representations and warranties set forth in Section 6.01 of the Loan and Security Agreement are true and correct (subject to any materiality qualifiers set forth therein) and (ii) no Default, Event of Default or Market Value Cure Failure has occurred.

(c)            The aggregate outstanding principal amount of the Advances does not exceed the Financing Commitment as in effect upon the effectiveness of this Amendment.

(d)            The Administrative Agent shall have received an opinion of counsel to the Company in form and substance reasonably satisfactory to the Administrative Agent relating to the enforceability of this Amendment and certain corporate matters with respect to the Company.

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SECTION 3.      MISCELLANEOUS.

(a)            The Required Financing Providers' execution of this Amendment shall constitute the written consent required under Section 10.05 of the Loan and Security Agreement.

(b)            The parties hereto hereby agree that, except as specifically amended herein, the Loan and Security Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Loan and Security Agreement, or constitute a waiver of any provision of any other agreement.

(c)            This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(d)            This Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

(e)            Subject to the satisfaction of the conditions precedent specified in Section 2 above, this Amendment shall be effective as of the date of this Amendment first written above.

(f)            The Collateral Agent, the Collateral Administrator, the Securities Intermediary and the Bank assume no responsibility for the correctness of the recitals contained herein, and the Collateral Agent, the Collateral Administrator, the Securities Intermediary and the Bank shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Amendment and makes no representation with respect thereto. In entering into this Amendment, the Collateral Agent, the Collateral Administrator, the Securities Intermediary and the Bank shall be entitled to the benefit of every provision of the Loan and Security Agreement relating to the conduct or affecting the liability of or affording protection to the Collateral Agent, the Collateral Administrator, the Securities Intermediary and the Bank, including their right to be compensated, reimbursed and indemnified, whether or not elsewhere herein so provided. The Administrative Agent, by its signature hereto, authorizes and directs the Collateral Agent, the Collateral Administrator, the Securities Intermediary and the Bank to execute this Amendment.

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Exhibit 10.29

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BCSF COMPLETE FINANCING SOLUTION LLC, as Company

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Securities Intermediary

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Bank

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Administrator

By:
Name:
Title:

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JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

The Financing Providers

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

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